EXHIBIT 24

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint RANDALL L. PEAT, G. WILLIAM McKINZIE, and KRISTA L. INOSENCIO, or any one of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Manatron, Inc. 2006 Executive Stock Incentive Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: October 17, 2006	/s/ Paul R. Sylvester
Paul R. Sylvester

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER, G. WILLIAM McKINZIE, and KRISTA L. INOSENCIO, or any one of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Manatron, Inc. 2006 Executive Stock Incentive Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: October 23, 2006	/s/ Randall L. Peat
Randall L. Peat

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint RANDALL L. PEAT, PAUL R. SYLVESTER, G. WILLIAM McKINZIE, and KRISTA L. INOSENCIO, or any one of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Manatron, Inc. 2006 Executive Stock Incentive Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: October 20, 2006	/s/ Richard J. Holloman
Richard J. Holloman

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint RANDALL L. PEAT, PAUL R. SYLVESTER, G. WILLIAM McKINZIE, and KRISTA L. INOSENCIO, or any one of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Manatron, Inc. 2006 Executive Stock Incentive Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 7, 2006	/s/ Stephen C. Waterbury
Stephen C. Waterbury

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint RANDALL L. PEAT, PAUL R. SYLVESTER, G. WILLIAM McKINZIE, and KRISTA L. INOSENCIO, or any one of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Manatron, Inc. 2006 Executive Stock Incentive Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: October 20, 2006	/s/ Harry C. Vorys
Harry C. Vorys

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint RANDALL L. PEAT, PAUL R. SYLVESTER, G. WILLIAM McKINZIE, and KRISTA L. INOSENCIO, or any one of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Manatron, Inc. 2006 Executive Stock Incentive Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: October 16, 2006	/s/ Gene Bledsoe
Gene Bledsoe

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint RANDALL L. PEAT, PAUL R. SYLVESTER, G. WILLIAM McKINZIE, and KRISTA L. INOSENCIO, or any one of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Manatron, Inc. 2006 Executive Stock Incentive Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: October 18, 2006	/s/ W. Scott Baker
W. Scott Baker